Sub-Item 77Q1: Exhibits

(a) Copies of any material amendments to the registrant's charter or by-laws

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 115 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on June 30, 2015 (SEC Accession No. 0001104659-15-048896) and incorporated herein by reference.

Amended and Restated Schedule A to Amended and Restated Agreement and Declaration of Trust of FundVantage Trust (the "Trust") was previously filed with the Securities and Exchange Commission ("SEC") as exhibit 28(a)(iii) to Post-Effective Amendment No. 121 to the Trust's Registration Statement on Form N-1A ("Registration Statement") filed with the SEC on August 28, 2015 (SEC Accession No. 0001104659-15-062332) and incorporated herein by reference.

(e) Copies of any new or amended registrant investment advisory contracts

Amended and Restated Schedule A to the Investment Advisory Agreement with WHV Investments, Inc. was previously filed with the SEC as exhibit 28(d)(iii)(B) to Post-Effective Amendment No. 115 to the Trust's Registration Statement filed with the SEC on June 30, 2015 (SEC Accession No. 0001104659-15-048896) and
incorporated herein by reference.

Form of Amended and Restated Schedule B to the Investment Advisory Agreement with WHV Investments, Inc. was previously filed with the SEC as exhibit 28(d)(iii)(C) to Post-Effective Amendment No. 116 to the Trust's Registration Statement filed with the SEC on July 10, 2015 (SEC Accession No. 0001104659-15-050623) and incorporated herein by reference.

Form of Amended and Restated Schedule A to the Sub-Advisory Agreement made by and among the Trust, WHV Investments, Inc. and EAM Global Investors, LLC was previously filed with the SEC as exhibit 28(d)(xxiv)(B) to Post-Effective Amendment No. 116 to the Trust's Registration Statement filed with the SEC on July 10, 2015 (SEC Accession No. 0001104659-15-050623) and
incorporated herein by reference.

Amended and Restated Schedule B to the Investment Advisory Agreement with WHV Investments, Inc. was previously filed with the SEC as exhibit 28(d)(iii)(C) to Post-Effective Amendment No. 121 to the Trust's Registration Statement filed with the SEC on August 28, 2015 (SEC Accession No. 0001104659-15-062332) and
incorporated herein by reference.

Amended and Restated Schedule A to the Sub-Advisory Agreement made by and among the Trust, WHV Investments, Inc. and EAM Global Investors, LLC was previously filed with the SEC as exhibit 28(d)(xxiv)(B) to Post-Effective Amendment No. 121 to the Trust's Registration Statement filed with the SEC on August 28, 2015 (SEC Accession No. 0001104659-15-062332) and
incorporated herein by reference.